EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

    In connection with the Annual Report of Super Micro Computer, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2026 as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, David Weigand, Senior Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date:	August 31, 2026	/s/ David Weigand
David Weigand Senior Vice President, Chief Financial Officer (Principal Financial Officer)